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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                  ----------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) April 25, 2000



                             TNP ENTERPRISES, INC.
              (Exact name of registrant as specified in charter)

                  Texas                                              1-8847                                    75-1907501
(State or other jurisdiction of Incorporation)             (Commission File Number)                (IRS Employer Identification No.)

                2 Robbins Lane, Suite 201, Jericho, NY    11753
                   (Address of Principal Executive Offices)

      Registrant's telephone number, including area code:  (516) 933-3100


        --------------------------------------------------------------
         (Former name or former address, if changed since last report)

                        TEXAS-NEW MEXICO POWER COMPANY
              (Exact name of registrant as specified in charter)

                  Texas                                             2-97230                                     75-0204070
(State or other jurisdiction of Incorporation)               (Commission File Number)              (IRS Employer Identification No.)

      4100 International Plaza, P.O. Box 2943, Fort Worth, Texas   76113
                   (Address of Principal Executive Offices)

      Registrant's telephone number, including area code:  (817) 731-0099


         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 4.   Changes in Registrant's Certifying Accountant.

     On April 25, 2000, TNP Enterprises, Inc., ("TNP") advised the Company's accountants, Arthur Andersen LLP ("Andersen"), of the dismissal of Andersen as TNP's and Texas-New Mexico Power Company's ("TNMP") independent accountants.

     On the same date, TNP and TNMP engaged Deloitte & Touche LLP ("Deloitte") as the new independent accountants. Deloitte will replace Andersen beginning with the review of TNMP and TNP's financial statements for the first quarter of 2000.

     Andersen's reports on the Company's consolidated financial statements for fiscal years 1999 and 1998 contained no adverse opinions or disclaimers of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. During such periods and through April 25, 2000, there were no disagreements between the TNP, TNMP and Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to Andersen's satisfaction, would have caused it to make a reference to the subject matter of the disagreement in connection with its report.

     There were no reportable events (as defined in Regulation S-K, Item 304
(a)(1)(v)) with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that were not resolved to the satisfaction of Andersen, during the past two fiscal years and through April 25, 2000.

     The decision to change accountants has occurred in connection with the recent merger of TNP with ST Acquisition Corp. and the resulting change in control of TNP. This decision has not yet been ratified by the TNP or TNMP boards of directors.

     TNP and TNMP have requested that Andersen furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Andersen's letter to the Commission dated May 2, 2000 is filed as an exhibit to this Report.

Item 7.   Exhibits.

16(a) Letter from Arthur Andersen, LLP regarding agreement of information contained in the Form 8-K.

16(b) Letter from Arthur Andersen, LLP regarding termination of client-auditor relationship

                                       2
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TNP ENTERPRISES, INC.
                                        (Registrant)



Date:  May 2, 2000                By:   Theodore A. Babcock
                                     -----------------------------------
                                        Chief Financial Officer


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TEXAS-NEW MEXICO POWER COMPANY
                                        (Registrant)


Date:  May 2, 2000                By:   /s/ Manjit S. Cheema
                                     -----------------------------------
                                        Senior Vice President and Chief
                                         Financial Officer

                                       3
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                                 EXHIBIT INDEX


Exhibit
Number                            Description
------                            -----------

16(a) Letter from Arthur Andersen, LLP regarding agreement of information contained in the Form 8-K
16(b) Letter from Arthur Andersen, LLP regarding termination of client-auditor relationship.